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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of Report (date of earliest event reported):  May 18, 1998
                                                  -------------

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
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             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS             0-23852                     04-2448516
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(State or other jurisdiction)    (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)


100 CROSBY DRIVE, BEDFORD, MASSACHUSETTS                          01730
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (781) 280-2000
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ITEM 5. OTHER EVENTS.

     On May 18, 1998, Robert L. Daniels was unanimously elected executive Chairman of the Board of Directors of Project Software & Development, Inc. ("PSDI"). Mr. Daniels replaced David Sample, who resigned as Chairman, Chief Executive Officer and President of PSDI. In addition, Norman E. Drapeau, Jr. was elected Chief Executive Officer and President and Paul Birch was elected to the Board of Directors. PSDI issued a press release announcing these changes on May 18, 1998. A copy of the press release is filed as Exhibit 99 to this report and is incorporated herein by reference.






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ITEM 7. EXHIBITS.

  Number     Title
  ------     -----

    99        Press Release of Project Software &
              Development, Inc. dated May 18, 1998







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            PROJECT SOFTWARE & DEVELOPMENT, INC.

Dated: June 16, 1998                        By: /s/ Paul D. Birch
                                                -------------------------
                                                Paul D. Birch
                                                Executive Vice-President,
                                                Finance and Administration and
                                                Chief Financial Officer







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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

  Number     Title
  ------     -----

    99       Press Release of Project Software &
             Development, Inc. dated May 18, 1998